DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION



                               DERIVED INFORMATION


                            $400,000,000 Certificates
                                  (Approximate)

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


                            Delta Funding Corporation
                              As Seller and Sevicer


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                 Delta Funding Home Equity Loan Trust 1997-4
          Home Equity Loan Asset-Backed Certificates, Series 1997-4


                      $400,000,000 (Approximate, +/- 5%)
                 Delta Funding Home Equity Loan Trust 1997-4
          Home Equity Loan Asset-Backed Certificates, Series 1997-4


            Approximate                                 WAL      Modified    Principal  Principal    Proposed       Expected Legal
            Certificate    Tranche Type               (Years)    Duration    Window     Window        Rating            Final
Class         Balance        (1F,1A)      Coupon      (3F,3A)      (Yrs)     (to Mat)   (to Call)   (At Least)
 (1F,1A)                                   (2F,2A)    (5F,4A)     (3F,3A)

  A-1F     $168,500,000     Adjustable    1ML + [ ]%    1.52       1.40         36                    Aaa/AAA         6/25/2021
                               Seq.
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  A-2F      $26,625,000     Fixed Seq.      [TBD]%      3.67       3.17         17                    Aaa/AAA         7/25/2024
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  A-3F      $17,500,000     Fixed Seq.      [TBD]%      4.99       4.13         18                    Aaa/AAA         1/25/2026
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  A-4F      $25,200,000     Fixed Seq.      [TBD]%      9.97       6.85         140        29         Aaa/AAA         12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
A-5F(NAS)
 (4F)       $31,500,000     Fixed Lock      [TBD]%      6.65       5.16         166        60         Aaa/AAA         12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  M-1F      $19,687,000    Fixed Mezz.      [TBD]%      6.13       4.70         134        61         Aa2/AA          12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  M-2F      $14,963,000    Fixed Mezz.      [TBD]%      6.03       4.61         116        61          A2/A           12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  B-1F      $11,025,000     Fixed Sub.      [TBD]%      5.64       4.38         89         61        Baa3/BBB         12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
A-IO (6F)      Notional    Fixed Strip      6.50%                  Privately Placed                   Aaa/AAA         12/25/2000
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  A-1A      $67,150,000     Adjustable    1ML + [ ]%   2.64*       2.26*        192        97         Aaa/AAA         12/25/2027
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  M-1A       $7,650,000     Adjustable    1ML + [ ]%   5.19*       4.25*        126        59         Aa2/AA          12/25/2027
                              Mezz.
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  M-2A       $5,525,000     Adjustable    1ML + [ ]%   5.15*       4.18*        109        60          A2/A           12/25/2027
                              Mezz.
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------
  B-1A       $4,675,000     Adjustable    1ML + [ ]%   5.00*       4.03*        86         61        Baa3/BBB         12/25/2027
                               Sub.
---------- -------------- --------------- ----------- --------- ------------ ---------- ---------- -------------- ------------------

  Total    $400,000,000
---------- --------------



* Run to 10% call.

Certificate sizes subject to change based on the delivery of additional loans prior to the closing date and final rating agency review. The Class A-IO Certificate is not being offered hereby.

Fixed Rate Certificates:

(1F) Classes A-1F through A-5F, M-1F, M-2F, B-1F are collateralized by the fixed rate loan pool. Classes A-1F through A-4F are sequential pay; Class A-5F is concurrent pay starting in month 37. Class M-1F, M-2F and B-1F are concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.

(2F) Payable monthly starting 1/25/98. Fixed Pass Through Rates (30/360) with accrued from 12/1/97, except for the Class A-1F certificates, which will settle flat and will pay an adjustable coupon subject to the Fixed Rate Loan Group Available Funds Cap which is initially approximately [9.56]%.

(3F) Fixed Rate Group pricing speed: 120% of Prepayment Assumption (100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.455% (precisely 16/11) in each month thereafter until month 12; on and thereafter, 20% CPR).

(4F) Class A-5F NAS allocation of senior principal distributions: 0% to month 36; 45% month 37 to month 60; 80% month 61 to month 72; 100% month 73 to month 84; and 300% thereafter.

(5F) Fixed rate classes priced to maturity.

(6F) Class A-IO Certificate will pay a fixed coupon based on a notional amount equal to the Class Principal Balance of the Class A-5F for the first 36 distribution dates.

Adjustable Rate Certificates:

(1A) Classes A-1A, M-1A, M-2A, B-1A are collateralized by the adjustable rate loan pool. Class M-1A, M-2A and B-1A are concurrent pay starting in month 37 subject to certain subordination provisions, credit enhancement requirements and trigger events.

(2A) Payable monthly starting 1/25/98. Resets monthly to one month LIBOR (Actual/360) settling flat. After 10% Call Date, margin on Class A-1 [doubles] and margin on Classes M-1A, M-2A and B-1A increases by [1.5] times. Adjustable Rate Certificate coupons subject to the Adjustable Rate Loan Group Available Funds Cap described herein.

(3A) Adjustable Rate Group pricing speed: 140% of Prepayment Assumption (100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.455% (precisely 16/11) in each month thereafter until month 12; on and thereafter, 20% CPR).

(4A) Adjustable rate classes priced to call.



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-4
          Home Equity Loan Asset-backed Certificates, Series 1997-4

                                   SUMMARY TERMS

Underwriters:         Donaldson, Lufkin & Jenrette Securities Corporation (Books)
                      Lehman Brothers Inc.
                      Morgan Stanley Dean Witter

Seller and Servicer:  Delta Funding Corporation

Trustee:              [Bankers Trust Company of California, N.A.], a national banking association

Registration:         Certificates will be available in book-entry form through DTC, Cedel & Euroclear

Cut-off Date:         December [1], 1997

Pricing Date:         November [__], 1997


Settlement Date:      December [11], 1997

Distribution Dates:   [25]th day of each month (or the next succeeding business day), commencing January [25], 1998

Optional              10% optional clean-up call (outstanding mortgage pool balance is less than 10% of the initial
Termination:          mortgage pool balance as of the Cut-off Date).

Mortgage Loans:       Fixed and adjustable rate (closed-end) home equity mortgage loans.

ERISA Eligibility:    Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Class A Certificates may be purchased under certain conditions by employee benefit plans that are subject to ERISA.

SMMEA Treatment:      The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Taxation:             REMIC Election.

Certificate           Adjustable Rate Certificates.  The weighted average of the net Coupon Rates (net of Servicing:
Available Funds Cap:  [0.50]%, and Trustee Fee: [0.00625]%) on the loans in the Adjustable Rate Loan Group for such
                      Remittance Period (the "ARM Net WAC").

                      Class A-1F Certificates. The weighted average of the net Coupon Rates (net of Servicing:
                      [0.50]%, and Trustee Fee: [0.00625]%) on the loans in the Fixed Rate Loan Group for such
                      Remittance Period minus, for the first 36 Distribution Dates, a percentage equal to the product of 6.50% and a fraction, the numerator of which is the Notional Amount of the Class
                      A-5F Certificates and the denominator of which is the Fixed Rate Loan Group balance.

Additional Loans:     It is anticipated that approximately $72.6MM of additional fixed rate loans and $16.8MM of additional adjustable rate loans will be delivered prior to the Closing Date (subject to the delivery criteria further described herein).


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-4
          Home Equity Loan Asset-backed Certificates, Series 1997-4



Subsequent Loans/    It is anticipated that approximately 25% of the proceeds from the issuance of both the Fixed
Prefunding:          and Adjustable Rate Certificates will be utilized by the Trust to purchase additional fixed rate and adjustable rate loans on or after the Closing Date.







--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                 Delta Funding Home Equity Loan Trust 1997-4
          Home Equity Loan Asset-Backed Certificates, Series 1997-4


                            OVERCOLLATERALIZATION

1. Before the Step-down date (January 2001), overcollateralization initially builds to [1.25]% of the fixed-rate group's initial pool loan balance and to [1.00]% of the adjustable rate group's initial pool balance.

2. On or after the Step-down date, the fixed-rate group's required overcollateralization is [2.50]% of the then current pool's outstanding balance and the adjustable rate group's required overcollateralization is [2.00]% of the then current pool's outstanding balance.

3. Step-down overcollateralization is subject to a floor of 0.50% of initial pool balance for each loan group.



                CREDIT ENHANCEMENT FOR FIXED RATE CERTIFICATES

Senior Classes (Class A-1F through A-5F)
     1.   Excess cash;
     2. Overcollateralization initially building up to [1.25]% of the Fixed Rate Group's initial pool balance;
     3. Subordination of mezzanine and subordinate classes: M-1F, M-2F, B-1F, totaling [14.50]% of the initial pool balance.

Mezzanine and Subordinate Classes (Class M-1F, M-2F, B-1F)
     1.   Excess cash;
     2. Class M-1F is further enhanced by [8.25]% in mezzanine and subordinate certificates and O/C building up to [1.25]% of initial pool balance;
     3. Class M-2F is further enhanced by [3.50]% in subordinate certificates and O/C building up to [1.25]% of initial pool balance;
     4. Class B-1F is further enhanced by O/C building up to [1.25]% of initial pool balance.


            CREDIT ENHANCEMENT LEVELS FOR FIXED RATE CERTIFICATES

            Proposed Rating                Percent of Transaction
            ---------------                ----------------------
                Aaa/AAA                           [85.50]%
                Aa2/AA                             [6.25]%
                 A2/A                              [4.75]%

               Baa3/BBB                            [3.50]%


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


              CREDIT ENHANCEMENT FOR FLOATING RATE CERTIFICATES

Senior Class (Class A-1A)
      1.   Excess cash;
      2. Overcollateralization initially building up to [1.00]% of the Adjustable Rate Group's initial pool balance;
      3. Subordination of mezzanine and subordinate classes: M-1A, M-2A, B-1A, totaling [21.00]% of the initial pool balance.

Mezzanine and Subordinate Classes (Class M-1A, M-2A, B-1A)
       1.   Excess cash;
       2. Class M-1A is further enhanced by [12.00]% in mezzanine and subordinate certificates and O/C building up to [1.00]% of initial pool balance;
       3.   Class M-2A is further enhanced by [5.50]% in subordinate

            certificates and O/C building up to [1.00]% of initial pool balance;
       4. Class B-1A is further enhanced by O/C building up to [1.00]% of initial pool balance.



      EXPECTED CREDIT ENHANCEMENT LEVELS FOR FLOATING RATE CERTIFICATES

            Proposed Rating                Percent of Transaction
            ---------------                ----------------------
               Aaa/AAA                            [79.00]%
               Aa2/AA                              [9.00]%
                A2/A                               [6.50]%
              Baa3/BBB                             [5.50]%



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

                              SUMMARY WATERFALL


Interest Distributions.

On each Distribution Date, the Trustee will withdraw the Interest Remittance Amount for each Loan Group from the Distribution Account and apply such amounts in the following order of priority, in each case, to the extent of the funds remaining therefor:

   A.  Fixed Rate Loan Group:
       (i) to the Trustee, the Trustee fee for such Loan Group and Distribution Date;
       (ii) concurrently, to the Classes of Senior Fixed Rate Certificates, the related Class Interest Distribution for such Distribution Date;
       (iii) sequentially, to the Class M-1F, Class M-2F and Class B-1F Certificates, in that order, the related Class Monthly Interest Amount;
       (iv) an amount up to the amount of the Subordination Increase Amount for such Loan Group for such Distribution Date, as part of the related Principal Distribution Amount;
       (v) to fund any amount not fully funded pursuant to clause B.(iv) below; and
       (vi)     the remainder pursuant to clause C. below.

   B.  Adjustable Loan Group:
       (i) to the Trustee, the Trustee fee for such Loan Group and Distribution Date;
       (ii) to the Class A-1A Certificates, the Class Interest Distribution for such Distribution Date;
       (iii) sequentially, to the Class M-1A, Class M-2A and Class B-1A Certificates, in that order, the related Class Monthly Interest Amount;
       (iv) an amount up to the amount of the Subordination Increase Amount for such Loan Group for such Distribution Date as part of the related Principal Distribution Amount
       (v) to fund any amount not fully funded pursuant to clause A. (iv) above; and
       (vi)     the remainder pursuant to clause D. below.

   C. Remaining Interest and Excess Overcollateralization Amount for Fixed Rate Loan Group:
       (i) sequentially, to the Class M-1F, Class M-2F and Class B-1F Certificates, in that order, an amount equal to the sum of (a) the related Class Interest Carryover Shortfall and (b) the related Class Principal Carryover Shortfall;
       (ii) to fund any amount listed in clause D. (i) below which was not fully funded as provided therein; and
       (iii)    to the Residual Certificates, the remainder.

   D. Remaining Interest and Excess Overcollateralization Amount for Adjustable Loan Group:
       (i) sequentially, to the Class M-1A, Class M-2A and Class B-1A Certificates, in that order, an amount equal to the sum of (a) the related Class Interest Carryover Shortfall and (b) the related Class Principal Carryover Shortfall;

       (ii) to fund any amounts listed in clause C.(i) which was not fully funded as provided therein;
       (iii)    to the Residual Certificates, the remainder.

On each Distribution Date, the Class Interest Distribution for each Class of Fixed Rate Senior Certificates will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest thereon to each such Class will be allocated between such Classes pro rata based on the amount that would have been distributed on each such Class in the absence of such shortfall.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

                              SUMMARY WATERFALL

Principal Distributions.
On each Distribution Date, the Trustee will withdraw each Basic Principal Amount and, on the first Distribution Date, each Excess Funding Amount from the Distribution Account and apply such amount together with the amount, if any, included in the Principal Distribution Amount from clause A.(iv) or B.(iv) above under "--Interest Distributions," in the following order of priority, in each case, to the extent of the funds remaining therefor:

   A.  Fixed Rate Loan Group:
       (i) to the Fixed Rate Senior Certificates, the related Senior Principal Distribution Amount plus, on the initial Distribution Date, the Excess Funding Amount for such Loan Group, allocated in the following order of priority:
                (a) to the Class A-5F Certificates, the Class A-5F Principal
                    Distribution Amount, until the Class Principal Balance thereof has been reduced to zero; and
                (b) sequentially, to the Class A-1F, Class A-2F, Class A-3F,
                    Class A-4F, and Class A-5F Certificates, in that order, until the respective Class Principal Balances thereof have been reduced to zero; and
       (ii) sequentially, to the Class M-1F, Class M-2F and Class B-1F Certificates, in that order, on or after the related Stepdown Date, and so long as a Trigger Event is not in effect, the related Class Principal Distribution Amount until the respective Class Principal Balances thereof have been reduced to zero; and
       (iii)    to the Residual Certificates, any remaining principal.

   B.  Adjustable Rate Loan Group:
       (i) to the Class A-1A Certificates, the related Senior Principal Distribution Amount plus, on the initial Distribution Date, the related Excess Funding Amount;
       (ii) sequentially, to the Class M-1A, Class M-2A and Class B-1A Certificates, in that order, on or after the related Stepdown Date, and so long as a Trigger Event is not in effect, the related Class Principal Distribution Amount, until the Class Principal Balances thereof have been reduced to zero; and
       (iii)    to the Residual Certificates, any remaining principal.

Notwithstanding the priority set forth in Clause A.(i) above, if the aggregate Class Principal Balance of the Subordinate Certificates is reduced to zero, the Senior Principal Distribution Amount will be distributed concurrently to each Class of Senior Certificates on a pro rata basis in accordance with their respective Class Principal Balances.

Notwithstanding the foregoing, in the event that the Class Principal Balance of all of the Senior Certificates relating to a Certificate Group have been reduced to zero, during the continuation of a Trigger Event for such Certificate Group all amounts of principal that would have been distributed to such Senior Certificates will be distributed to the related Subordinate Certificates of such Certificate Group sequentially in the following order: Class M-1, Class M-2 and Class B-1 Certificates. Similarly, if the Class Principal Balance of the Class M-1 Certificates has been reduced to zero, during the continuation of a Trigger Event for such certificate Group all amounts of principal that would have been distributed to such Class M-1 Certificates will be distributed to the related Class M-2 and Class B-1 Certificates in that order. If the Class Principal Balance of the Class M-2 Certificates has been reduced to zero, during the continuation of a Trigger Event for such Certificate Group all amounts of principal that would have been distributed on such Class M-2 Certificates will be distributed to the related Class B-1 Certificates.



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


                         OVERCOLLATERALIZATION FLOOR


Upon reaching the overcollateralization floor and so long as the credit enhancement levels for each class have been met (generally 50 bps times the initial principal balance of each mortgage pool) excess principal collection associated with the overcollateralization shall be paid in reverse sequential order to the respective Certificate Group (i.e., to the Class B-1, M-2, M-1 and A until each prior certificate balance has been reduced to zero).

                               LOSS ALLOCATIONS

Losses shall be allocated in the following priority to each Certificate Group respectively and separately:

        (i)     As a reduction to the Overcollateralization Amount;

        (ii)    As a reduction to the Class B-1 Certificate Balance;
        (iii)   As a reduction to the Class M-2 Certificate Balance;
        (iv)    As a reduction to the Class M-1 Certificate Balance.


                                STEP-DOWN DATE

Step-down date occurs the earlier of the following:
        1.      the later of
                a)   three years or
                b) when credit enhancement reaches its Target Level (described above) and
        2.      when the Class A certificates are retired in full.


                                TRIGGER EVENTS


Trigger Events are to be finalized with the rating agencies and are expected to include certain performance events which restrict the overcollateralization Step-down in certain delinquency and/or loss scenarios thereby increasing credit support for all Classes and/or certain restrictions associated with the allocation of periodic principal payments.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ

   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


                                 BOND SUMMARY


Class A-1F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                13.10        3.21         2.26          1.77         1.52         1.28         1.03
Modified Duration (yrs.)            8.33        2.75         2.01          1.61         1.40         1.19         0.97
First Principal Payment Date      1/25/98     1/25/98       1/25/98      1/25/98      1/25/98      1/25/98       1/25/98
Last Principal Payment Date       6/25/21     3/25/06      12/25/02      9/25/01      12/25/00     5/25/00      10/25/99
Payment Window (mos.)               282          99           60            45           36           29           22
Yield @ 100.00000                  6.006       6.004         6.003        6.001        6.000        5.998         5.995



Class A-2F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.13       10.48         6.32          4.52         3.67         2.71         2.06
Modified Duration (yrs.)           11.92        7.33         5.01          3.80         3.17         2.42         1.88
First Principal Payment Date      6/25/21     3/25/06      12/25/02      9/25/01      12/25/00     5/25/00      10/25/99
Last Principal Payment Date       6/25/24     8/25/10       4/25/06      5/25/03      4/25/02      11/25/00      3/25/00
Payment Window (mos.)                37          54           41            21           17           7             6
Yield @ 100.00000                  6.706       6.682         6.654        6.626        6.603        6.560         6.507



Class A-3F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------

Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.39       14.17         10.11         6.48         4.99         3.65         2.40
Modified Duration (yrs.)           12.26        8.92         7.14          5.10         4.13         3.15         2.16
First Principal Payment Date      6/25/24     8/25/10       4/25/06      5/25/03      4/25/02      11/25/00      3/25/00
Last Principal Payment Date       1/25/26     5/25/13      10/25/09      6/25/06      9/25/03      2/25/02       6/25/00
Payment Window (mos.)                20          34           43            38           18           16            4
Yield @ 100.00000                  6.748       6.734         6.722        6.697        6.676        6.643         6.577



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Class A-4F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC

----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                29.11       20.55         15.98        12.56         9.97         6.71         2.79
Modified Duration (yrs.)           12.21       10.57         9.30          8.05         6.85         5.06         2.47
First Principal Payment Date      1/25/26     5/25/13      10/25/09      6/25/06      9/25/03      2/25/02       6/25/00
Last Principal Payment Date       11/25/27    6/25/26      11/25/22      4/25/18      4/25/15      3/25/12      12/25/00
Payment Window (mos.)                23         158           158          143          140          122            7
Yield @ 100.00000                  6.993       6.987         6.981        6.974        6.963        6.940         6.844

Class A-5F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                12.60        8.04         7.30          6.84         6.65         6.53         5.89
Modified Duration (yrs.)            8.09        5.93         5.53          5.28         5.16         5.10         4.70
First Principal Payment Date      1/25/01     1/25/01       1/25/01      1/25/01      2/25/01      6/25/01      12/25/00
Last Principal Payment Date       9/25/27     12/25/25      1/25/22      9/25/17      11/25/14     12/25/11      5/25/08
Payment Window (mos.)               321         300           253          201          166          127           90
Yield @ 100.00000                  6.678       6.658         6.653        6.649        6.647        6.646         6.638


Class M-1F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.90       12.59         9.32          7.25         6.13         5.08         4.42
Modified Duration (yrs.)           11.52        7.86         6.41          5.34         4.70         4.07         3.68
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      3/25/01       6/25/01
Last Principal Payment Date       9/25/27     10/25/23      6/25/18      4/25/14      2/25/12      5/25/09       3/25/06
Payment Window (mos.)               141         237           195          157          134           99           58
Yield @ 100.00000                  6.970       6.952         6.938        6.924        6.912        6.897         6.885



Class M-2F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC

----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.88       12.44         9.17          7.16         6.03         4.95         4.09
Modified Duration (yrs.)           11.24        7.71         6.29          5.25         4.61         3.96         3.42
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      2/25/01       3/25/01
Last Principal Payment Date       7/25/27     10/25/21      5/25/16      11/25/12     8/25/10      1/25/08       4/25/05
Payment Window (mos.)               139         213           170          140          116           84           50
Yield @ 100.00000                  7.235       7.216         7.202        7.187        7.174        7.158         7.138



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Class B-1F (To Maturity)
----------------------------------------------------------------------------------------------------------------------------

% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.73       11.79         8.67          6.70         5.64         4.61         3.75
Modified Duration (yrs.)           10.92        7.41         6.03          5.00         4.38         3.74         3.16
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      1/25/01       1/25/01
Last Principal Payment Date       2/25/27     3/25/18       2/25/13      5/25/10      5/25/08      3/25/06      12/25/03
Payment Window (mos.)               134         170           131          110           89           63           36
Yield @ 100.00000                  7.542       7.520         7.505        7.488        7.474        7.454         7.430



Class A-1A (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                20.92        7.05         5.03          3.87         2.78         2.58         1.76
Modified Duration (yrs.)           11.13        4.91         3.79          3.08         2.34         2.19         1.57
First Principal Payment Date      1/25/98     1/25/98       1/25/98      1/25/98      1/25/98      1/25/98       1/25/98
Last Principal Payment Date       12/25/27    1/25/27       7/25/24      1/25/20      12/25/13     11/25/12      8/25/08
Payment Window (mos.)               360         349           319          265          192          179           128
Yield @ 100.00000                  6.048       6.050         6.053        6.054        6.054        6.054         6.053



Class M-1A (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.58       14.12         10.10         7.68         5.56         5.28         4.92
Modified Duration (yrs.)           12.82        8.74         6.95          5.69         4.44         4.27         4.10
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      3/25/01      4/25/01       9/25/01
Last Principal Payment Date       11/25/27    1/25/26       1/25/22      2/25/17      8/25/11      8/25/10       1/25/07
Payment Window (mos.)                66         258           235          190          126          113           65
Yield @ 100.00000                  6.308       6.313         6.317        6.320        6.321        6.321         6.321




Class M-2A (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.58       14.05         10.00         7.58         5.45         5.13         4.26
Modified Duration (yrs.)           12.48        8.58         6.84          5.60         4.34         4.14         3.58
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      2/25/01      2/25/01       4/25/01
Last Principal Payment Date       10/25/27    12/25/24     12/25/19      2/25/15      2/25/10      3/25/09       1/25/06
Payment Window (mos.)                65         245           210          166          109           98           58
Yield @ 100.00000                  6.569       6.576         6.581        6.585        6.587        6.588         6.585



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4




Class B-1A (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.50       13.41         9.39          7.09         5.08         4.77         3.84
Modified Duration (yrs.)           11.97        8.20         6.49          5.29         4.08         3.88         3.25
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      1/25/01      1/25/01       1/25/01
Last Principal Payment Date       8/25/27     7/25/22      10/25/16      5/25/12      2/25/08      5/25/07       9/25/04
Payment Window (mos.)                63         216           172          133           86           77           45
Yield @ 100.00000                  6.986       6.991         6.994        6.996        6.998        6.999         6.998



Class A-4F (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                28.63       17.00         12.92         9.87         7.55         5.54         2.79
Modified Duration (yrs.)           12.15        9.73         8.31          6.96         5.71         4.46         2.47
First Principal Payment Date      1/25/26     5/25/13      10/25/09      6/25/06      9/25/03      2/25/02       6/25/00
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      12/25/00
Payment Window (mos.)                8           22           15            19           29           31            7
Yield @ 100.00000                  6.993       6.983         6.975        6.965        6.950        6.927         6.844



Class A-5F (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                12.60        8.03         7.28          6.78         6.43         5.87         4.72
Modified Duration (yrs.)            8.09        5.93         5.53          5.25         5.05         4.72         3.94
First Principal Payment Date      1/25/01     1/25/01       1/25/01      1/25/01      2/25/01      6/25/01      12/25/00
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)               308         170           120           84           60           39           23
Yield @ 100.00000                  6.678       6.658         6.653        6.648        6.645        6.639         6.620




Class M-1F (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.79       11.83         8.69          6.69         5.57         4.68         4.12
Modified Duration (yrs.)           11.50        7.67         6.20          5.10         4.42         3.85         3.48
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      3/25/01       6/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)               128         133           105           81           61           42           17
Yield @ 100.00000                  6.970       6.950         6.936        6.920        6.906        6.891         6.878



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4




Class M-2F (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.79       11.83         8.69          6.69         5.56         4.63         3.85
Modified Duration (yrs.)           11.23        7.56         6.13          5.05         4.38         3.78         3.26
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      2/25/01       3/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)               128         133           105           81           61           43           20
Yield @ 100.00000                  7.235       7.215         7.200        7.184        7.169        7.152         7.132



Class B-1F (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     120% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          24%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.71       11.64         8.54          6.57         5.49         4.52         3.68
Modified Duration (yrs.)           10.92        7.37         5.98          4.94         4.30         3.68         3.11
First Principal Payment Date      1/25/16     2/25/04       4/25/02      4/25/01      1/25/01      1/25/01       1/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)               128         133           105           81           61           44           22
Yield @ 100.00000                  7.542       7.520         7.504        7.487        7.472        7.452         7.428



Class A-1A (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)                20.85        6.55         4.65          3.57         2.64         2.39         1.63
Modified Duration (yrs.)           11.11        4.76         3.65          2.94         2.26         2.09         1.49
First Principal Payment Date      1/25/98     1/25/98       1/25/98      1/25/98      1/25/98      1/25/98       1/25/98
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)               344         206           156          120           97           80           58
Yield @ 100.00000                  6.048       6.047         6.046        6.046        6.047        6.044         6.042



Class M-1A (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.38       12.73         9.06          6.88         5.19         4.79         4.52
Modified Duration (yrs.)           12.78        8.36         6.58          5.34         4.25         3.99         3.83
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      3/25/01      4/25/01       9/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)                51         127           102           80           59           41           14
Yield @ 100.00000                  6.308       6.308         6.307        6.307        6.311        6.306         6.306


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Class M-2A (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.38       12.73         9.06          6.88         5.15         4.70         3.96
Modified Duration (yrs.)           12.45        8.23         6.50          5.29         4.18         3.89         3.38
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      2/25/01      2/25/01       4/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)                51         127           102           80           60           43           19
Yield @ 100.00000                  6.569       6.568         6.568        6.567        6.575        6.567         6.566



Class B-1A (To Call)
----------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0% PPC     50% PPC       75% PPC      100% PPC     140% PPC     150% PPC     200% PPC
----------------------------------------------------------------------------------------------------------------------------
Implied Seasoned CPR                 0%         10%           15%          20%          28%          30%           40%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                27.36       12.64         8.94          6.78         5.00         4.59         3.72
Modified Duration (yrs.)           11.95        8.00         6.33          5.15         4.03         3.78         3.17
First Principal Payment Date      6/25/22     8/25/04       7/25/02      5/25/01      1/25/01      1/25/01       1/25/01
Last Principal Payment Date       8/25/26     2/25/15      12/25/10      12/25/07     1/25/06      8/25/04      10/25/02
Payment Window (mos.)                51         127           102           80           61           44           22
Yield @ 100.00000                  6.986       6.986         6.985        6.984        6.992        6.985         6.985



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

                 AVAILABLE FUNDS CAP - ADJUSTABLE RATE GROUP*

                   Available                                      Available                                      Available
     Period        Funds Cap                        Period        Funds Cap                       Period         Funds Cap
     ------        ---------                        ------        ---------                       ------         ---------
       2            10.088%                           27           13.371%                          52            16.505%
       3            10.090%                           28           13.402%                          53            16.505%
       4            10.103%                           29           13.469%                          54            16.505%
       5            10.131%                           30           13.775%                          55            16.505%
       6            10.218%                           31           14.357%                          56            16.505%
       7            10.380%                           32           14.357%                          57            16.505%
       8            10.380%                           33           14.371%                          58            16.505%
       9            10.382%                           34           14.402%                          59            16.505%
       10           10.394%                           35           14.470%                          60            16.505%
       11           10.422%                           36           14.775%                          61            16.505%
       12           10.507%                           37           15.357%                          62            16.505%
       13           10.668%                           38           15.357%                          63            16.505%
       14           10.668%                           39           15.369%                          64            16.505%
       15           10.670%                           40           15.389%                          65            16.505%
       16           10.683%                           41           15.443%                          66            16.505%
       17           10.711%                           42           15.713%                          67            16.505%
       18           10.796%                           43           16.209%                          68            16.505%

       19           10.957%                           44           16.209%                          69            16.505%
       20           10.957%                           45           16.218%                          70            16.505%
       21           10.988%                           46           16.219%                          71            16.505%
       22           11.055%                           47           16.230%                          72            16.505%
       23           11.200%                           48           16.319%                          73            16.505%
       24           11.942%                           49           16.505%                          74            16.505%
       25           13.357%                           50           16.505%                          75            16.505%
       26           13.357%                           51           16.505%                          76            16.505%

* Achieved assuming 1 and 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable mortgage loans (beginning month 2); run at the pricing speed.



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

                 AVAILABLE FUNDS CAP - ADJUSTABLE RATE GROUP*


                   Available                                      Available                                      Available
     Period        Funds Cap                        Period        Funds Cap                       Period         Funds Cap
     ------        ---------                        ------        ---------                       ------         ---------
       77           16.505%                          102           16.505%                          127           16.505%
       78           16.505%                          103           16.505%                          128           16.505%
       79           16.505%                          104           16.505%                          129           16.505%
       80           16.505%                          105           16.505%                          130           16.505%
       81           16.505%                          106           16.505%                          131           16.505%
       82           16.505%                          107           16.505%                          132           16.505%
       83           16.505%                          108           16.505%                          133           16.505%
       84           16.505%                          109           16.505%                          134           16.505%
       85           16.505%                          110           16.505%                          135           16.505%
       86           16.505%                          111           16.505%                          136           16.505%
       87           16.505%                          112           16.505%                          137           16.505%
       88           16.505%                          113           16.505%                          138           16.505%
       89           16.505%                          114           16.505%                          139           16.505%
       90           16.505%                          115           16.505%                          140           16.505%
       91           16.505%                          116           16.505%                          141           16.505%
       92           16.505%                          117           16.505%                          142           16.505%
       93           16.505%                          118           16.505%                          143           16.505%
       94           16.505%                          119           16.505%                          144           16.505%
       95           16.505%                          120           16.505%                          145           16.505%
       96           16.505%                          121           16.505%                          146           16.505%
       97           16.505%                          122           16.505%                          147           16.505%
       98           16.505%                          123           16.505%                          148           16.505%
       99           16.505%                          124           16.505%
      100           16.505%                          125           16.505%
      101           16.505%                          126           16.505%

* Achieved assuming 1 and 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable mortgage loans (beginning month 2); run at the pricing speed.



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Collateral Summary - Fixed Rate Home Equity Loan Characteristics


Total Number of Loans                                       2,171
Total Outstanding Loan Balance                    $163,637,178.85
     Balloon (% of Total)                                   9.29%
     Level Pay (% of Total)                                90.71%                                       Min             Max
                                                                                      --------------------------------------
Average Loan Original Balance                    $      75,450.37                          $      10,000.00   $  550,000.00
Average Loan Current Balance                     $      75,374.10                          $      10,000.00   $  548,639.71
Weighted Average Combined LTV                              72.81%                                     8.00%          90.00%
Weighted Average Coupon                                    10.72%                                     7.99%          16.65%
Weighted Average Remaining Term to Mat (months)             299.2                                        59             360
Weighted Average Seasoning (months)                           0.7                                         0              11
Weighted Average Original Term (months)                     299.9                                        60             360

Range of Original Terms (months)                        Level Pay      100.00%                     Balloons         100.00%
                                          -------------------------------------       --------------------------------------
                                                        1 to   60        0.16%                          180         100.00%
                                                        61 to 120        1.65%
                                                       121 to 180       13.88%
                                                       181 to 240       14.47%
                                                       241 to 300        1.65%
                                                       301 to 360       68.20%

Lien Position
                                1st  Lien                  92.94%
                                2nd  Lien                   7.06%

Property Type
                            Single Family                  71.42%

                             Multi Family                  24.06%
                                Mixed Use                   2.44%
                                    Condo                   1.85%
                              Mobile Home                   0.23%

Occupancy Status
                           Owner Occupied                  88.88%
                       Non-Owner Occupied                  11.12%

Geographic Concentration
(states not listed individually account for                    NY       41.57%                           NJ           6.42%
Less than 4% of the pool balance)                              OH        8.56%                           FL           5.84%
                                                               PA        6.81%                           GA           4.15%

Credit Quality (per Issuer's underwriting guidelines)
                                                                A       52.81%                            C          16.82%
                                                                B       26.00%                            D           4.37%



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4

            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------
                                                                                Loan Count     Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Current Balance                      0.00+          to          50,000.00              813    27,870,207.30             17.03
                                     50,000.00+     to         100,000.00              862    61,483,273.42             37.57
                                     100,000.00+    to         150,000.00              323    39,590,854.75             24.19
                                     150,000.00+    to         200,000.00              108    18,435,362.14             11.27
                                     200,000.00+    to         250,000.00               41     9,084,546.07              5.55
                                     250,000.00+    to         300,000.00               18     4,902,193.18              3.00
                                     300,000.00+    to         350,000.00                2       650,500.00              0.40
                                     350,000.00+    to         400,000.00                3     1,071,602.28              0.65
                                     500,000.00+    to         550,000.00                1       548,639.71              0.34
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00

Original Balance                     0.00+          to          50,000.00              809    27,670,348.04             16.91
                                     50,000.00+     to         100,000.00              866    61,683,132.68             37.70
                                     100,000.00+    to         150,000.00              323    39,590,854.75             24.19
                                     150,000.00+    to         200,000.00              108    18,435,362.14             11.27
                                     200,000.00+    to         250,000.00               41     9,084,546.07              5.55
                                     250,000.00+    to         300,000.00               18     4,902,193.18              3.00
                                     300,000.00+    to         350,000.00                2       650,500.00              0.40
                                     350,000.00+    to         400,000.00                3     1,071,602.28              0.65
                                     500,000.00+    to         550,000.00                1       548,639.71              0.34
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00

Interest Rate                        7.500+         to               8.00                7       833,574.34              0.51
                                     8.000+         to               8.50               30     3,455,457.66              2.11
                                     8.500+         to               9.00              148    13,897,842.80              8.49
                                     9.000+         to               9.50              140    12,320,336.28              7.53
                                     9.500+         to              10.00              336    30,349,105.95             18.55
                                     10.000+        to              10.50              291    20,496,899.60             12.53
                                     10.500+        to              11.00              392    27,951,618.27             17.08
                                     11.000+        to              11.50              211    13,877,458.33              8.48
                                     11.500+        to              12.00              211    16,145,293.93              9.87
                                     12.000+        to              12.50              101     6,152,645.58              3.76
                                     12.500+        to              13.00              126     8,141,043.57              4.98
                                     13.000+        to              13.50               67     4,150,600.48              2.54
                                     13.500+        to              14.00               66     3,793,056.52              2.32


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------
                                                                                Loan Count     Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Interest Rate (cont'd)               14.000+        to              14.50               17       807,599.48              0.49
                                     14.500+        to              15.00               14       707,996.83              0.43
                                     15.000+        to              15.50                4       135,489.43              0.08
                                     15.500+        to              16.00                6       272,142.83              0.17
                                     16.000+        to              16.50                3       101,766.97              0.06
                                     16.500+        to              17.00                1        47,250.00              0.03
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00

Combined LTV                         5.0+           to              10.00                2        33,157.55              0.02
                                     10.0+          to              15.00                6       143,566.99              0.09
                                     15.0+          to              20.00                7       246,555.64              0.15
                                     20.0+          to              25.00               17       570,992.20              0.35
                                     25.0+          to              30.00               23       992,931.61              0.61

                                     30.0+          to              35.00               32     2,144,860.05              1.31
                                     35.0+          to              40.00               33     1,726,467.94              1.06
                                     40.0+          to              45.00               54     2,874,019.26              1.76
                                     45.0+          to              50.00               89     5,045,701.38              3.08
                                     50.0+          to              55.00               83     4,717,557.45              2.88
                                     55.0+          to              60.00              114     7,815,532.23              4.78
                                     60.0+          to              65.00              180    13,565,086.48              8.29
                                     65.0+          to              70.00              259    18,822,767.04             11.50
                                     70.0+          to              75.00              281    21,264,599.68             12.99
                                     75.0+          to              80.00              552    43,570,944.35             26.63
                                     80.0+          to              85.00              273    24,213,744.41             14.80
                                     85.0+          to              90.00              166    15,888,694.59              9.71
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00

State                                AR                                                  6       201,012.45              0.12
                                     AZ                                                 11       715,659.57              0.44
                                     CA                                                  7       491,414.54              0.30
                                     CO                                                 11       889,478.08              0.54
                                     CT                                                 28     1,614,447.50              0.99
                                     DC                                                  3       108,884.77              0.07
                                     DE                                                  8       701,512.23              0.43
                                     FL                                                126     9,556,769.31              5.84



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------
                                                                                Loan Count     Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------
State (cont'd)                       GA                                                103     6,789,417.55              4.15
                                     IL                                                 93     6,296,198.86              3.85
                                     IN                                                 79     4,272,893.29              2.61
                                     KY                                                 24     1,075,605.23              0.66
                                     MA                                                 58     4,677,835.74              2.86
                                     MD                                                 33     2,122,960.75              1.30
                                     ME                                                 18     1,039,159.48              0.64
                                     MI                                                 79     4,537,568.16              2.77
                                     MN                                                  3       148,498.68              0.09
                                     MO                                                 14       648,645.76              0.40
                                     MS                                                  8       281,871.76              0.17
                                     NC                                                 77     4,485,546.34              2.74
                                     NH                                                  9       442,307.68              0.27
                                     NJ                                                116    10,508,275.53              6.42
                                     NM                                                 11       843,279.60              0.52
                                     NV                                                  6       476,162.68              0.29
                                     NY                                                689    68,025,034.05             41.57
                                     OH                                                221    14,005,058.15              8.56
                                     OR                                                  9       581,953.30              0.36
                                     PA                                                203    11,142,202.31              6.81
                                     RI                                                 34     2,448,314.34              1.50
                                     SC                                                 33     1,556,436.15              0.95
                                     TN                                                 34     1,981,302.98              1.21
                                     UT                                                  3       161,640.50              0.10
                                     VA                                                  5       358,819.79              0.22
                                     WA                                                  1        59,953.31              0.04
                                     WI                                                  8       391,058.43              0.24
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00


Balloon Indicator                    Balloon Loan                                      182    15,198,740.77              9.29
                                     Level Pay                                       1,989   148,438,438.08             90.71
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------
                                                                                Loan Count     Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Original Term                        0+             to                                   5       241,392.76              0.15
                                     60+            to             120.00               63     2,442,230.50              1.49
                                     120+           to             180.00              600    35,799,957.53             21.88
                                     180+           to             240.00              330    21,478,041.18             13.13
                                     240+           to             300.00               31     2,446,100.15              1.49
                                     300+           to             360.00            1,142   101,229,456.73             61.86
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00



Remaining Term                       0+             to                                   5       241,392.76              0.15
                                     60+            to             120.00               63     2,442,230.50              1.49
                                     120+           to             180.00              600    35,799,957.53             21.88
                                     180+           to             240.00              330    21,478,041.18             13.13
                                     240+           to             300.00               31     2,446,100.15              1.49
                                     300+           to             360.00            1,142   101,229,456.73             61.86
                                    ------------------------------------------------------------------------------------------
                                                          Total                      2,171   163,637,178.85            100.00


The information presented above represents the characteristics of the Fixed Rate mortgage loans as of a Statistical Calculation Date which are expected to be sold to the Trust. The total outstanding principal balance of the loans expected to be delivered prior to the Closing Date are anticipated to be no less than 75% of the Initial Principal Balance of the Fixed Rate Group Certificates. The remaining 25% of the mortgage loans (the "Subsequent Loans") are expected to be delivered by the Seller within one month of closing. Following the expected delivery of the Additional Loans prior to Closing and the Subsequent Loans (subsequent to Closing), the Fixed Rate Loan Group is expected to have the following characteristics:

Weighted Average Loan Rate....................          At least 10.60%
Weighted Average Remaining Term to
  Stated Maturity.............................          At least 280 months
Weighted Average Original Combined
  Loan-to-Value Ratio.........................          Not more than 75.00%
Balloon Loans.................................          Not more than 25.00%
Principal Balance.............................          Not more than $500,000
Maximum Individual State Concentration........          Not more than 48.00%
Zip Code Concentration........................          Not more than 3.00%
Non-Owner Occupied............................          Not more than 15.00%
Second Liens..................................          Not more than 10.00%


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Collateral Summary - Adjustable Rate Home Equity Loan Characteristics


Total Number of Loans                                     461
Total Outstanding Loan Balance              $   46,948,617.83
     Level Pay (% of Total)                           100.00%
     Arm Adjustment Type:                              "2/28"    "6 Month"      "3/27"
                                            -----------------    ---------      ------
                                                       71.01%     28.86%         0.13%
                                                                                                      Min              Max
                                                                                        -----------------------------------
Average Loan Original Balance                     $101,908.23                              $    15,000.00    $  352,800.00
Average Loan Current Balance                      $101,840.82                              $    14,989.00    $  352,800.00
Weighted Average Combined LTV                          77.29%                                      20.15%           90.00%
Weighted Average Coupon                                10.59%                                       6.85%           14.65%
Weighted Average Gross Margin                           6.44%                                       3.70%            9.60%
Weighted Average Gross Life Cap                        17.01%                                      13.85%           21.15%
Weighted Average Minimum Rate                          10.10%                                       4.40%           14.15%
Weighted Average Periodic Cap                           1.00%                                       1.00%            1.00%
Weighted Average First Adj. Cap                         2.40%                                       1.00%            3.00%
Weighted Average Rem Term to Mat (months)               358.9                                         179              360
Weighted Average Seasoning (months)                       0.8                                           0                6
Weighted Average Original Term (months)                 359.7                                         180              360

Range of Original Terms                             Level Pay         100.00%                    Balloons               0%
                                           -----------------------------------          -----------------------------------
                                                          180           0.14%                           0               0%
                                                          360          99.86%

Index                                           6 Month LIBOR         100.00%
Lien Position                                      1st   Lien         100.00%
Property Type                                   Single Family          82.78%
                                                 Multi Family          13.03%

                                                        Condo           4.19%
Occupancy Status                               Owner Occupied          92.45%
                                           Non-Owner Occupied           7.55%
Geographic Concentration                                   NY          19.05%                          MA            7.83%
(states not listed individually account for                OH          10.53%                          PA            6.29%
Less than 5% of the pool balance)                          NJ          10.48%                          MI            6.04%
                                                           IL          10.37%
Credit Quality                                              A          52.75%                           C           15.08%
(per Issuer's underwriting guidelines)                      B          27.68%                           D            4.49%



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4


Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------

                                                                                  Loan Count    Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Current Balance                        0.00+          to          50,000.00               63    2,371,118.61             5.05

                                       50,000.00+     to         100,000.00              201   14,822,106.50            31.57

                                       100,000.00+    to         150,000.00              124   15,125,593.37            32.22

                                       150,000.00+    to         200,000.00               43    7,324,502.91            15.60

                                       200,000.00+    to         250,000.00               20    4,392,495.52             9.36

                                       250,000.00+    to         300,000.00                6    1,582,334.43             3.37

                                       300,000.00+    to         350,000.00                3      977,666.49             2.08

                                       350,000.00+    to         400,000.00                1      352,800.00             0.75

                                      ----------------------------------------------------------------------------------------
                                                             Total                       461   46,948,617.83           100.00

Original Balance                       0.00+          to          50,000.00               63    2,371,118.61             5.05

                                       50,000.00+     to         100,000.00              201   14,822,106.50            31.57

                                       100,000.00+    to         150,000.00              124   15,125,593.37            32.22

                                       150,000.00+    to         200,000.00               43    7,324,502.91            15.60

                                       200,000.00+    to         250,000.00               20    4,392,495.52             9.36

                                       250,000.00+    to         300,000.00                6    1,582,334.43             3.37

                                       300,000.00+    to         350,000.00                3      977,666.49             2.08

                                       350,000.00+    to         400,000.00                1      352,800.00             0.75

                                      ----------------------------------------------------------------------------------------
                                                             Total                       461   46,948,617.83           100.00


Interest Rate                          6.500+         to               7.00               1       100,885.82             0.21

                                       7.500+         to               8.00               2       151,000.00             0.32

                                       8.000+         to               8.50               9     1,185,719.62             2.53

                                       8.500+         to               9.00              22     2,459,989.64             5.24

                                       9.000+         to               9.50              40     4,670,866.70             9.95

                                       9.500+         to              10.00              67     6,608,309.11            14.08


                                       10.000+        to              10.50              90     9,391,650.12            20.00

                                       10.500+        to              11.00              76     8,279,681.82            17.64

                                       11.000+        to              11.50              60     5,878,866.43            12.52

                                       11.500+        to              12.00              36     3,065,269.64             6.53

                                       12.000+        to              12.50              22     2,391,516.76             5.09

                                       12.500+        to              13.00              18     1,283,956.23             2.73


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------

                                                                                  Loan Count   Loan Balance   Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Interest Rate (cont'd)                 13.000+        to              13.50                7     674,821.46              1.44

                                       13.500+        to              14.00                7     509,200.00              1.08

                                       14.000+        to              14.50                1      30,000.00              0.06

                                       14.500+        to              15.00                3     266,884.48              0.57

                                      ----------------------------------------------------------------------------------------
                                                             Total                       461  46,948,617.83            100.00

Combined LTV                           20.0+          to              25.00               1       55,000.00              0.12

                                       25.0+          to              30.00               1       19,937.18              0.04

                                       30.0+          to              35.00               5      310,206.26              0.66

                                       35.0+          to              40.00               3       97,391.30              0.21

                                       40.0+          to              45.00               6      627,746.43              1.34

                                       45.0+          to              50.00              11      791,286.13              1.69

                                       50.0+          to              55.00              11      750,354.85              1.60

                                       55.0+          to              60.00              16    1,211,648.89              2.58

                                       60.0+          to              65.00              27    2,527,659.04              5.38

                                       65.0+          to              70.00              57    5,100,859.21             10.86

                                       70.0+          to              75.00              61    5,445,212.01             11.60

                                       75.0+          to              80.00             119   13,196,390.99             28.11

                                       80.0+          to              85.00              72    8,189,585.23             17.44

                                       85.0+          to              90.00              71    8,625,340.31             18.37

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83            100.00



State                                  AZ                                                 7      861,918.89              1.84

                                       CO                                                 1       50,600.00              0.11

                                       CT                                                15    1,531,437.26              3.26

                                       DC                                                 2      211,500.00              0.45


                                       DE                                                 2      114,304.28              0.24

                                       FL                                                 9      775,147.09              1.65

                                       GA                                                23    2,312,110.88              4.92

                                       IL                                                51    4,868,092.07             10.37

                                       IN                                                16    1,191,660.01              2.54

                                       KY                                                 5      585,927.73              1.25


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics


------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count   Loan Balance   Percent of Total
------------------------------------------------------------------------------------------------------------------------------
State (cont'd)                         MA                                                 30    3,675,608.51            7.83

                                       MD                                                 12    1,147,670.26            2.44

                                       ME                                                  2      159,467.23            0.34

                                       MI                                                 45    2,835,492.23            6.04

                                       MN                                                  4      374,716.47            0.80

                                       MO                                                  1       27,692.85            0.06

                                       NC                                                 10      899,970.96            1.92

                                       NH                                                 15    1,725,391.72            3.68

                                       NJ                                                 36    4,921,655.10           10.48

                                       NY                                                 72    8,944,260.30           19.05

                                       OH                                                 50    4,941,547.46           10.53

                                       PA                                                 34    2,954,998.37            6.29

                                       RI                                                  9      748,945.20            1.60

                                       SC                                                  1       57,586.48            0.12

                                       TN                                                  1       56,250.00            0.12

                                       VA                                                  5      711,020.42            1.51

                                       VT                                                  1       51,275.23            0.11

                                       WI                                                  1       52,500.00            0.11

                                       WV                                                  1      159,870.83            0.34

                                      ---------------------------------------------------------------------------------------
                                                            Total                       461    46,948,617.83          100.00


Loan Type                              2/28                                             337    33,336,378.49           71.01

                                       3/27                                               1        63,000.00            0.13

                                       6 Mo LIBOR                                       123    13,549,239.34           28.86

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461    46,948,617.83          100.00




Original Term                          120+           to             180.00               1        67,844.36            0.14

                                       300+           to             360.00             460    46,880,773.47           99.86

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461    46,948,617.83          100.00


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics


------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count   Loan Balance  Percent of Total

------------------------------------------------------------------------------------------------------------------------------
Remaining Term                         120+           to             180.00               1       67,844.36          0.14

                                       300+           to             360.00             460   46,880,773.47         99.86

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83        100.00


Gross Margin                           3.500+         to               4.00               5      381,085.82          0.81

                                       4.000+         to               4.50               8      795,956.07          1.70

                                       4.500+         to               5.00              23    2,338,965.94          4.98

                                       5.000+         to               5.50              59    6,629,325.59         14.12

                                       5.500+         to               6.00              71    6,928,281.41         14.76

                                       6.000+         to               6.50              69    6,834,975.99         14.56

                                       6.500+         to               7.00             124   13,159,776.29         28.03

                                       7.000+         to               7.50              36    3,520,350.31          7.50

                                       7.500+         to               8.00              25    3,166,021.36          6.74

                                       8.000+         to               8.50              19    1,563,076.37          3.33

                                       8.500+         to               9.00              13    1,001,479.20          2.13

                                       9.000+         to               9.50               8      505,723.48          1.08

                                       9.500+         to              10.00               1      123,600.00          0.26

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83        100.00



Maximum Rate                           13.500+        to              14.00               3      251,885.82          0.54

                                       14.000+        to              14.50               3      412,940.46          0.88

                                       14.500+        to              15.00              12    1,430,638.90          3.05

                                       15.000+        to              15.50              32    4,100,168.86          8.73

                                       15.500+        to              16.00              53    4,901,586.96         10.44

                                       16.000+        to              16.50              70    7,416,567.52         15.80

                                       16.500+        to              17.00              63    6,914,095.02         14.73


                                       17.000+        to              17.50              67    6,996,561.75         14.90

                                       17.500+        to              18.00              55    5,776,486.62         12.30

                                       18.000+        to              18.50              38    3,026,990.20          6.45

                                       18.500+        to              19.00              29    2,128,155.40          4.53

                                       19.000+        to              19.50              15    2,012,652.50          4.29

                                       19.500+        to              20.00              10    845,743.54            1.80



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics


------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count   Loan Balance   Percent of Total
------------------------------------------------------------------------------------------------------------------------------
Maximum Rate (cont'd)                  20.000+        to              20.50              3       232,659.80             0.50

                                       20.500+        to              21.00              7       471,484.48             1.00

                                       21.000+        to              21.50               1       30,000.00             0.06

                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83           100.00


Minimum Rate                           4.000+         to               4.50               1       84,752.04             0.18

                                       4.500+         to               5.00               1      184,697.13             0.39

                                       5.000+         to               5.50               9    1,179,397.64             2.51

                                       5.500+         to               6.00               6      516,700.00             1.10

                                       6.000+         to               6.50              15    1,600,880.15             3.41

                                       6.500+         to               7.00              14    1,384,841.55             2.95

                                       7.500+         to               8.00               3      207,938.09             0.44

                                       8.000+         to               8.50              11    1,229,926.84             2.62

                                       8.500+         to               9.00              22    2,383,639.64             5.08

                                       9.000+         to               9.50              38    4,036,136.22             8.60

                                       9.500+         to              10.00              62    6,092,210.49            12.98

                                       10.000+        to              10.50              76    8,137,644.83            17.33

                                       10.500+        to              11.00              66    7,139,976.54            15.21

                                       11.000+        to              11.50              55    5,300,168.58            11.29

                                       11.500+        to              12.00              34    2,964,133.51             6.31

                                       12.000+        to              12.50              18    2,041,357.72             4.35

                                       12.500+        to              13.00              15    1,112,472.58             2.37

                                       13.000+        to              13.50               6      616,359.80             1.31

                                       13.500+        to              14.00               8      705,384.48             1.50

                                       14.000+        to              14.50               1       30,000.00             0.06


                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83           100.00


Periodic Rate Cap                                      1.00                             461   46,948,617.83           100.00
                                      ----------------------------------------------------------------------------------------
                                                             Total                      461   46,948,617.83           100.00


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
   -----------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   Delta Funding Home Equity Loan Trust 1997-4
            Home Equity Loan Asset-Backed Certificates, Series 1997-4

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics

------------------------------------------------------------------------------------------------------------------------------
                                                                                  Loan Count    Loan Balance  Percent of Total
------------------------------------------------------------------------------------------------------------------------------

Initial Rate Cap                                 1.00                                    124    13,547,978.92           28.86

                                                 2.00                                      9       914,239.19            1.95

                                                 3.00                                    328    32,486,399.72           69.20
                                      ----------------------------------------------------------------------------------------
                                                             Total                       461    46,948,617.83          100.00


Index                                  6 Mo. LIBOR                                       461    46,948,617.83          100.00
                                      ----------------------------------------------------------------------------------------
                                                             Total                       461    46,948,617.83          100.00


Rate Adjustment Frequency                           6                                    461    46,948,617.83          100.00
                                      ----------------------------------------------------------------------------------------
                                                             Total                       461    46,948,617.83          100.00

The information presented above represents the characteristics of the Adjustable Rate mortgage loans as of a Statistical Calculation Date which are expected to be sold to the Trust. The total outstanding principal balance of the loans expected to be delivered prior to the Closing Date are anticipated to be no less than 75% of the Initial Principal Balance of the Adjustable Rate Group Certificates. The remaining 25% of the mortgage loans (the "Subsequent Loans") are expected to be delivered by the Seller within one month of closing. Following the expected delivery of the Additional Loans prior to Closing and the Subsequent Loans (subsequent to Closing), the Adjustable Rate Loan Group is expected to have the following characteristics:

Weighted Average Loan Rate.....................................    At least 10.45%
Weighted Average Remaining Term to Stated Maturity.............    At least 358 months
Weighted Average Original Combined Loan-to-Value Ratio.........    Not more than 79.00%
Principal Balance..............................................    Not more than $500,000
State Concentration............................................    Not more than 25.00%
Maximum Individual State Concentration.........................    Not more than 2.00%
Non-Owner Occupied.............................................    Not more than 12.00%
First Liens....................................................    At least 99.00%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis ofcertain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.